UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2014

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

This Current Report on Form 8-K/A is intended by the Federal Home Loan Bank of Pittsburgh ("Bank") to amend the Current Reports on Form 8-K filed on November 21, 2014 and September 3, 2014 in order to add information about the standing Committees of the Bank’s Board of Directors ("Board") on which the newly elected and re-elected Directors shall serve in 2015.

On December 18, 2014 the Board approved:

1) Mr. Glenn R. Brooks, Chief Operating Officer and Executive Vice President, Leon N. Weiner & Associates, Inc. to serve on the Audit and Finance Committees;

2) Ms. Charlotte B. McLaughlin, Executive Vice President, PNC Bank, N.A. to serve on the Human Resources Committee and as chair of the Finance Committee;

3) Ms. Lynda A. Messick, Chief Executive Officer, Community Bank Delaware to serve on the Audit and Governance & Public Policy Committees; and

4) Mr. Bradford E. Ritchie, President, Summit Community Bank to serve on the Affordable Housing, Products & Services and Audit Committees.

In addition, the Board approved Committee assignments for 2015 for all other directors. Following these approvals, for 2015 the composition of each Committee of the Board of Directors is as follows:

AUDIT
Mr. Brian A. Hudson, Chair
Mr. Bradford E. Ritchie, Vice Chair
Mr. Glenn R. Brooks
Ms. Lynda A. Messick

AFFORDABLE HOUSING, PRODUCTS & SERVICES
Mr. Patrick J. Ward, Chair
Reverend Luis A. Cortés, Vice Chair
Ms. Pamela H. Godwin
Mr. Bradford E. Ritchie
Mr. Frederick E. Schea

FINANCE
Ms. Charlotte B. McLaughlin, Chair
Mr. William C. Marsh, Vice Chair
Mr. Joseph M. Blaston
Mr. Charles J. Nugent
Mr. Glenn R. Brooks

GOVERNANCE & PUBLIC POLICY
Mr. John S. Milinovich, Chair
Ms. Lynda A. Messick, Vice Chair
Mr. Brian A. Hudson
Ms. Angela J. Yochem

HUMAN RESOURCES
Ms. Pamela H. Godwin, Chair
Ms. Charlotte B. McLaughlin, Vice Chair
Mr. Joseph M. Blaston
Reverend Luis A. Cortés
Mr. John S. Milinovich

OPERATIONAL RISK
Mr. Charles J. Nugent, Chair
Mr. Frederick E. Schea, Vice Chair
Mr. William C. Marsh
Mr. Patrick J. Ward
Ms. Angela J. Yochem

Mr. Patrick A. Bond, Chair of the Board of Directors and Mr. John K. Darr, Vice Chair, each serve as non-voting ex-officio members of each of these Committees. In addition, the Board has created for 2015 as a committee of the whole Board an Enterprise Risk Management Committee. All Bank Directors will be compensated in accordance with the 2015 Directors’ Compensation Policy with the basis for fee payment being a combination of quarterly retainer and per-meeting fees. In general, the 2015 Directors’ Compensation Policy provides for total fees for the Chair of $112,500; $92,500 for the Vice Chair and for each other Committee Chair; and $80,000 for each of the other Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

December 19, 2014	By:	Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary